CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income	$ 3,425	$ 3,296	$ 3,055
Unrealized holding loss on securities:
Net securities loss during period	(149)	(136)	(476)
Tax effect	(50)	(47)	(162)
Other comprehensive loss, net of tax	(99)	(89)	(314)
Comprehensive income, net of tax	$ 3,326	$ 3,207	$ 2,741